Eaton Vance Low Duration Fund Supplement to Prospectus dated March 1, 2007

1. The following replaces the Annual Operating Expenses table under “Fund Fees and Expenses” of Low Duration Fund:

Annual Operating Expenses for Low Duration Fund
(expenses that are deducted from Fund and Portfolio assets)	Class A	Class B	Class C

Management Fees	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.85%
Other Expenses	0.38%	0.38%	0.38%
Acquired Fund Fees and Expenses*	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.44%	2.19%	2.04%
Management Fee Reduction**	(0.15)%	(0.15)%	(0.15)%
Expense Reimbursement***	(0.29)%	(0.29)%	(0.29)%
Total Fund Operating Expenses (net fee reduction and expense reimbursement)	1.00%	1.75%	1.60%

*	Reflects the Fund’s allocable share of the advisory fees and other expenses of the Portfolios in which it invests. Of this amount, 0.52% reflects Portfolio advisory fees allocated to Low Duration Fund.

**	Eaton Vance has contractually agreed to waive its annual advisory and administrative fee in its entirety. Such contractual fee reduction cannot be eliminated or decreased without the approval of the Board of Trustees and shareholders and is intended to continue indefinitely.

***	Eaton Vance has agreed to reimburse the Fund’s expenses to the extent that Total Fund Operating Expenses exceed 1.00% for Class A shares, 1.75% for Class B shares and 1.60% for Class C shares. This expense reimbursement will continue through April 30, 2010. Thereafter, the expense reimbursement may be changed or terminated at any time. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment by Eaton Vance.

2. The following replaces the information for Low Duration Fund under “Example”:

Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the total Fund operating expenses reflected above remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		1 Year	3 Years	5 Years	10 Years

Low Duration Fund	Class A shares	$325	$536	$765	$1,422
	Class B shares*	$478	$751	$949	$1,864
	Class C shares	$263	$505	$871	$1,900
You would pay the following expenses if you did not redeem your shares:
		1 Year	3 Years	5 Years	10 Years

Low Duration Fund	Class A shares	$325	$536	$765	$1,422
	Class B shares*	$178	$551	$949	$1,864
	Class C shares	$163	$505	$871	$1,900

*	Reflects the expenses of Class A shares after four years because Class B shares automatically convert to Class A shares after four years.

May 14, 2007

LDPS